Derivative Warrants Liabilities (Details 3)	12 Months Ended
Dec. 31, 2017
Derivative Warrants Liabilities (Textual)
Fair value assumptions, description	The Company recalculated the value of warrants by applying a +/- 5% changes to the input variables in the Black-Scholes model that vary overtime, namely, the volatility and the risk-free rate. A 5.0% decrease in volatility would decrease the value of the warrants to USD 153; a 5.0% increase in volatility would increase the value of the warrants to USD 161. A 5.0% decrease or increase in the risk free rate would not have materially changed the value of the warrants; the value of the warrants is not strongly correlated with small changes in interest rates.